EXHIBIT 4.1

NUMBER	INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA	SHARES

NICOLE INDUSTRIES, INC.

Total Authorized Issue
100,000,000 Shares $.001 Par Value
Common Stock

See Reverse of Certain Definitions

THIS CERTIFIES THAT __________________________________________________ IS THE OWNER OF

______________________________________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: __________________

______________________________ Secretary	Corporate Seal	______________________________ President

COUNTERSIGNED AND REGISTERED EXECUTIVE REGISTRAR & TRANSFER AGENCY, INC. (PHOENIX, AZ) By ———————————————— AUTHORIZED OFFICER

REVERSE OF CERTIFICATE

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - UNIF GIFT MIN ACT - TEN ENT - JT TEN -	as tenants in common Custodian under Uniform Gifts to Minors Act as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

     For value received, __________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

Please print or typewrite name and address including postal zip code of assignee

______________________________________________________________________________
______________________________________________________________________________

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________________________________

______________________________________
The signature to this assignment must correspond
with the name as written NOTICE: upon the face of
the certificate in every particular, without alteration
or enlargement or any change whatever.

Signatures(s) Guaranteed:

___________________________________
The signatures(s) should be guaranteed by an eligible
guarantor institution (banks, stockbrokers, savings
and loan associations and credit unions with
membership in an approved signature guarantee
medallion program), pursuant to SEC Rule 17Ad-15